Domo Announces Second Quarter Fiscal 2022 Financial Results

Silicon Slopes, Utah - August 26, 2021 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal second quarter ended July 31, 2021.

Fiscal Second Quarter Results
•Total revenue was $62.8 million, an increase of 23% year over year
•Subscription revenue was $54.7 million, an increase of 23% year over year
•Subscription revenue represented 87% of total revenue
•Billings were $60.0 million or 26% year-over-year growth
•Remaining performance obligations (RPO) was $286.8 million as of July 31, 2021, an increase of 24% year over year
•RPO expected to be recognized as revenue in the next twelve months was $183.1 million as of July 31, 2021, an increase of 23% year over year
•Net cash provided by operating activities was $2.2 million
•GAAP subscription gross margin was 82%, an improvement of 2 percentage points from Q2 FY21
•Non-GAAP subscription gross margin was 83%, an improvement of 2 percentage points from Q2 FY21
•GAAP operating margin remained flat year over year
•Non-GAAP operating margin improved by 6 percentage points year over year
•GAAP net loss was $22.2 million, and GAAP net loss per share was $0.70, based on 31.9 million weighted-average shares outstanding
•Non-GAAP net loss was $9.6 million, and non-GAAP net loss per share was $0.30, based on 31.9 million weighted-average shares outstanding
•Cash and cash equivalents were $86.4 million as of July 31, 2021

"We have seen the demand for modern BI continue as companies look to unlock and democratize data for every person and every action that moves their business forward,” said Josh James, founder and CEO, Domo. "As the first cloud-native, modern BI platform, Domo was built to help companies put data to work in new ways with the speed and scale that most organizations haven’t seen to date. I am confident in Domo's ability to execute on this mission for the remainder of FY22."

Recent Highlights
We believe the following recognition and research demonstrate our commitment to product innovation, go-to-market initiatives and customer success:

•Domo was named a Leader in The Forrester WaveTM: Augmented Business Intelligence (BI) Platforms, Q3 2021.

•Domo was named an Overall Leader in the Dresner Advisory Services 2021 Wisdom of Crowds® BI Market Study, and received for the fifth consecutive year, a perfect recommendation score from customers. Domo was also named an Overall Leader in Dresner Advisory Services’ 2021 Industry Excellence Awards and was recognized as best in class in integration with third-party technologies and in ease of installation.

•Domo announced a new integration with Snowflake's Snowpark to make it easier for developers, data engineers and data scientists to build and extend custom data-driven solutions across the enterprise.

•Domo launched our new Domo Everywhere offering that allows organizations to quickly build and deliver powerful differentiated data experiences for their customers and partners via low and no code software capabilities.

•Domo was named to Parity.org’s Best Companies for Women to Advance List for the second consecutive year.

Business Outlook
Based on information available as of August 26, 2021, Domo is providing the following guidance for its third fiscal quarter and full year fiscal 2022:
Q3 Fiscal 2022
•Revenue is expected to be in the range of $63.5 million to $64.5 million
•Non-GAAP net loss per share is expected to be between $0.33 and $0.37 based on 32.4 million weighted-average shares outstanding
Full Year Fiscal 2022
•Revenue is expected to be in the range of $252.0 million to $256.0 million
•Non-GAAP net loss per share is expected to be between $1.31 and $1.39 based on 32.0 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2022 second quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting http://www.directeventreg.com/registration/event/3315929. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 585-8367 or (416) 621-4642 with conference ID #3315929 following the completion of the conference call until 11:59 p.m. (ET) September 9, 2021.

About Domo
Domo (Nasdaq: DOMO) is the Business Cloud, transforming the way business is managed by delivering Modern BI for AllTM. With Domo, critical processes that took weeks, months or more can now be done on-the-fly, in minutes or seconds, at unbelievable scale. For more information, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, adjusted net cash used in operating activities, and free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for our third fiscal quarter and full fiscal year 2022, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 1, 2021 and the Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2021 expected to be filed with the SEC on or about September 9, 2021, as well as risks to our business related to the COVID-19 outbreak.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo, Domo Business Cloud and Domo is the Business Cloud are registered trademarks of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2020	2021	2020	2021
Revenue:
Subscription	$44,347	$54,666	$86,783	$106,778
Professional services and other	6,784	8,159	12,909	16,109
Total revenue	51,131	62,825	99,692	122,887
Cost of revenue:
Subscription (1)	8,811	10,019	17,916	19,076
Professional services and other (1)	4,838	6,299	9,842	12,400
Total cost of revenue	13,649	16,318	27,758	31,476
Gross profit	37,482	46,507	71,934	91,411

Operating expenses:
Sales and marketing (1)	27,384	33,378	56,480	66,832
Research and development (1)	15,917	19,341	33,370	35,527
General and administrative (1), (2)	9,557	12,384	19,426	22,602
Total operating expenses	52,858	65,103	109,276	124,961
Loss from operations	(15,376)	(18,596)	(37,342)	(33,550)

Other expense, net (1)	(2,417)	(3,505)	(5,141)	(6,767)
Loss before provision for income taxes	(17,793)	(22,101)	(42,483)	(40,317)
Provision for income taxes	110	139	315	27
Net loss	$(17,903)	$(22,240)	$(42,798)	$(40,344)

Net loss per share (basic and diluted)	$(0.62)	$(0.70)	$(1.49)	$(1.28)
Weighted-average number of shares (basic and diluted)	29,001	31,883	28,728	31,451

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$147	$549	$373	$968
Professional services and other	118	271	221	605
Sales and marketing	2,543	4,747	4,369	8,474
Research and development	2,002	2,751	3,879	5,240
General and administrative	2,323	4,137	4,720	7,053
Other expense, net	48	171	95	348
Total stock-based compensation expenses	$7,181	$12,626	$13,657	$22,688

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$40	$40

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	July 31,
	2021	2021
Assets
Current assets:
Cash and cash equivalents	$90,794	$86,373
Accounts receivable, net	48,272	31,149
Contract acquisition costs	13,894	13,733
Prepaid expenses and other current assets	12,216	8,035
Total current assets	165,176	139,290

Property and equipment, net	14,745	16,569
Right-of-use assets	3,663	18,935
Contract acquisition costs, noncurrent	18,605	18,207
Intangible assets, net	3,356	3,049
Goodwill	9,478	9,478
Other assets	1,415	1,268
Total assets	$216,438	$206,796

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$1,085	$7,379
Accrued expenses and other current liabilities	51,950	40,169
Lease liabilities	3,808	3,858
Current portion of deferred revenue	129,079	126,381
Total current liabilities	185,922	177,787

Lease liabilities, noncurrent	1,556	17,383
Deferred revenue, noncurrent	3,173	1,233
Other liabilities, noncurrent	9,637	10,189
Long-term debt	99,609	101,742
Total liabilities	299,897	308,334

Commitments and contingencies

Stockholders' deficit:
Common stock	30	32
Additional paid-in capital	1,038,006	1,060,419
Accumulated other comprehensive income	877	727
Accumulated deficit	(1,122,372)	(1,162,716)
Total stockholders' deficit	(83,459)	(101,538)
Total liabilities and stockholders' deficit	$216,438	$206,796

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2020	2021	2020	2021
Cash flows from operating activities
Net loss	$(17,903)	$(22,240)	$(42,798)	$(40,344)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,071	1,228	2,364	2,256
Non-cash lease expense	1,002	1,373	1,953	2,316
Amortization of contract acquisition costs	3,512	3,932	6,920	7,835
Stock-based compensation	7,181	12,626	13,657	22,688
Other, net	943	921	1,822	1,786
Changes in operating assets and liabilities:
Accounts receivable, net	(5,289)	1,852	13,034	17,123
Contract acquisition costs	(3,966)	(3,753)	(5,892)	(7,365)
Prepaid expenses and other assets	3,352	1,774	3,565	4,285
Accounts payable	(639)	2,930	(594)	6,313
Operating lease liabilities	(663)	(631)	(1,568)	(1,711)
Accrued and other liabilities	10,098	4,976	(4,653)	(11,103)
Deferred revenue	(3,490)	(2,819)	(5,514)	(4,638)
Net cash (used in) provided by operating activities	(4,791)	2,169	(17,704)	(559)

Cash flows from investing activities
Purchases of property and equipment	(1,791)	(1,640)	(3,154)	(3,418)
Purchases of securities available for sale	—	—	(11,149)	—
Proceeds from maturities of securities available for sale	7,700	—	24,300	—
Purchases of intangible assets	(1)	—	(105)	—
Net cash provided by (used in) investing activities	5,908	(1,640)	9,892	(3,418)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	(10)	—	3,649	4,133
Shares repurchased for tax withholdings on vesting of restricted stock	(485)	(1,334)	(523)	(7,578)
Proceeds from exercise of stock options	2,048	2,509	2,059	3,163
Net cash provided by (used in) financing activities	1,553	1,175	5,185	(282)
Effect of exchange rate changes on cash and cash equivalents	242	(157)	239	(162)
Net increase (decrease) in cash and cash equivalents	2,912	1,547	(2,388)	(4,421)
Cash and cash equivalents at beginning of period	75,543	84,826	80,843	90,794
Cash and cash equivalents at end of period	$78,455	$86,373	$78,455	$86,373

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2020	2021	2020	2021
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$44,347	$54,666	$86,783	$106,778
Cost of revenue:
Subscription	8,811	10,019	17,916	19,076
Subscription gross profit on a GAAP basis	35,536	44,647	68,867	87,702
Subscription gross margin on a GAAP basis	80%	82%	79%	82%

Stock-based compensation	147	549	373	968
Subscription gross profit on a non-GAAP basis	$35,683	$45,196	$69,240	$88,670
Subscription gross margin on a non-GAAP basis	80%	83%	80%	83%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$52,858	$65,103	$109,276	$124,961
Stock-based compensation	(6,868)	(11,635)	(12,968)	(20,767)
Amortization of certain intangible assets	(20)	(20)	(40)	(40)
Total operating expenses on a non-GAAP basis	$45,970	$53,448	$96,268	$104,154

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(15,376)	$(18,596)	$(37,342)	$(33,550)
Stock-based compensation	7,133	12,455	13,562	22,340
Amortization of certain intangible assets	20	20	40	40
Operating loss on a non-GAAP basis	$(8,223)	$(6,121)	$(23,740)	$(11,170)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(30)%	(30)%	(37)%	(27)%
Stock-based compensation	14	20	13	18
Operating margin on a non-GAAP basis	(16)%	(10)%	(24)%	(9)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(17,903)	$(22,240)	$(42,798)	$(40,344)
Stock-based compensation	7,181	12,626	13,657	22,688
Amortization of certain intangible assets	20	20	40	40
Net loss on a non-GAAP basis	$(10,702)	$(9,594)	$(29,101)	$(17,616)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.62)	$(0.70)	$(1.49)	$(1.28)
Stock-based compensation	0.25	0.40	0.48	0.72
Net loss per share on a non-GAAP basis	$(0.37)	$(0.30)	$(1.01)	$(0.56)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2020	2021	2020	2021
Billings:
Total revenue	$51,131	$62,825	$99,692	$122,887
Add:
Deferred revenue (end of period)	101,982	126,381	101,982	126,381
Deferred revenue, noncurrent (end of period)	2,248	1,233	2,248	1,233
Less:
Deferred revenue (beginning of period)	(104,804)	(128,510)	(105,290)	(129,079)
Deferred revenue, noncurrent (beginning of period)	(2,916)	(1,923)	(4,454)	(3,173)
Decrease in deferred revenue (current and noncurrent)	(3,490)	(2,819)	(5,514)	(4,638)
Billings	$47,641	$60,006	$94,178	$118,249

Reconciliation of Net Cash Used in Operating Activities to Adjusted Net Cash (Used in) Provided by Operating Activities:
Net cash (used in) provided by operating activities	$(4,791)	$2,169	$(17,704)	$(559)
Proceeds from shares issued in connection with employee stock purchase plan	(10)	—	3,649	4,133
Adjusted net cash (used in) provided by operating activities	$(4,801)	$2,169	$(14,055)	$3,574

Reconciliation of Net Cash Used in Operating Activities to Free Cash Flow:
Net cash (used in) provided by operating activities	$(4,791)	$2,169	$(17,704)	$(559)
Proceeds from shares issued in connection with employee stock purchase plan	(10)	—	3,649	4,133
Purchases of property and equipment	(1,791)	(1,640)	(3,154)	(3,418)
Free cash flow	$(6,592)	$529	$(17,209)	$156